UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) September 15, 2004

                          American Express Master Trust
                            (Issuer in respect of the
         7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3, Class A Floating Rate Accounts Receivable Trust Certificates, Series 2001-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 2002-1 and Class A Floating Rate Accounts Receivable Trust Certificates, Series 2002-2)
 -------------------------------------------------------------------------------

               American Express Receivables Financing Corporation
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                   000-21424            13-3632012
-----------------------------    ---------------     -------------------
(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Number)      Identification No.)

  200 Vesey Street, New York, New York                     10285
---------------------------------------                  ----------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  (212) 640-2354


                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Utah                  000-20787-01           11-2869526
-----------------------------    ---------------     -------------------
(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Number)      Identification No.)

4315 South 2700 West, Salt Lake City, Utah                 84184
-------------------------------------------              ----------
  (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (801) 945-3000




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

      Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate, dated as of September 8, 2004, for the Distribution Date occurring on September 15, 2004 and the preceding Due Period from July 29, 2004 through August 27, 2004, and is provided to The Bank of New York, as Trustee, under the Amended and Restated Master Pooling and Servicing Agreement, dated as of April 16, 2004 for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series' 1994-3, 2001-1, 2002-1 and 2002-2, occurring on September 15, 2004, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series' 1994-3, 2001-1, 2002-1 and 2002-2, occurring on September 15, 2004, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.

      The 7.85% Accounts Receivable Trust Certificates, Series 1994-3, were paid in full on September 15, 2004.


Item 9.01 Financial Statements and Exhibits.

Exhibit No.       Description
------------      -----------
Exhibit 20.1      Payment Date Statements  relating  to  interest  distributions on the Class A Certificates, Series' 1994-3, 2001-1, 2002-1 and 2002-2, occurring on September 15, 2004.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series' 1994-3, 2001-1, 2002-1 and 2002-2, occurring on September 15, 2004.

Exhibit 99.1 Monthly Servicer's Certificate, dated as of September 8, 2004, for the Distribution Date occurring on September 15, 2004, and the preceding Due Period from July 29, 2004 through August 27, 2004, provided to The Bank of New York, as Trustee, under the Agreement for the American Express Master Trust.

                                   SIGNATURES
                                ----------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


Dated:  September 15, 2004


                                   American Express Receivables Financing
                                   Corporation,
                                   as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                                   By:    /s/ David L. Yowan
                                          -------------------------------------
                                   Name:  David L.Yowan
                                   Title: President




                                   American Express Centurion Bank,
                                   as Originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

                                   By:    /s/ Traci L. Memmott
                                          -------------------------------------
                                   Name:  Traci L. Memmott
                                   Title: Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX
                                  -------------


Designation      Description
-----------      -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series' 2001-1, 2002-1 and 2002-2, occurring on September 15 2004.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series' 1994-3, 2001-1, 2002-1 and 2002-2, occurring on September 15, 2004.

Exhibit 99.1 Monthly Servicer's Certificate, dated as of September 8, 2004, for the Distribution Date occurring on September 15, 2004, and the preceding Due Period from July 29, 2004 through August 27, 2004, provided to The Bank of New York, as Trustee, under the Agreement for the American Express Master Trust